COLUMBIA FUNDS SERIES TRUST I

Columbia Strategic Investor Fund

(the “Fund”)

Supplement dated January 15, 2009 to the Class A, Class B

and Class C Prospectus dated January 1, 2009

Effective January 16, 2009, the Advisor has implemented a revised voluntary reimbursement arrangement. Accordingly, within the section entitled “Fees and Expenses”, footnote (f) to the “Annual Fund Operating Expenses” table referencing the voluntary waiver arrangement by the Advisor is deleted in its entirety and replaced with the following:

Effective January 16, 2009, the Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% of the Fund’s average daily net assets on an annualized basis. If the reimbursement was reflected in the table, the total annual Fund operating expenses would be 1.25% for Class A shares, 2.00% for Class B shares and 2.00% for Class C shares. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

Shareholders should retain this Supplement for future reference.

INT-47/5403-0109

COLUMBIA FUNDS SERIES TRUST I

Columbia Strategic Investor Fund

(the “Fund”)

Supplement dated January 15, 2009 to the

Class Z Prospectus dated January 1, 2009

Effective January 16, 2009, the Advisor has implemented a revised voluntary reimbursement arrangement. Accordingly, within the section entitled “Fees and Expenses”, footnote (c) to the “Annual Fund Operating Expenses” table referencing the voluntary waiver arrangement by the Advisor is deleted in its entirety and replaced with the following:

Effective January 16, 2009, the Advisor has voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s ordinary operating expenses (excluding any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund’s custodian, do not exceed 1.00% of the Fund’s average daily net assets on an annualized basis. If the reimbursement was reflected in the table, the total annual Fund operating expenses would be 1.00%. The Advisor, in its discretion, may revise or discontinue this arrangement at any time.

Shareholders should retain this Supplement for future reference.

INT-47/5202-0109